CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 29, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                                AXM PHARMA, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                               75-2853946
(State or other jurisdiction    (Commission File Number)   (IRS Employer of
 incorporation)                                             Identification No.)


                      3960 Howard Hughes Parkway, Suite 500
                               Las Vegas, NV 89109
               (Address of principal executive offices (zip code))

                                 (702) 990-3659
              (Registrant's telephone number, including area code)

        4695 Macarthur Court, 11th Floor, Newport Beach, California 92660
                                (Former address)




Item 5.  Other Events

In March 2004, our corporate and United States offices moved from 4695 MacArthur Court, 11th Floor, Newport Beach, California to 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada. Our United States marketing office continues to be located at 4695 McArthur Court, 11th Floor, Newport Beach, California 92660.

Item 12. Results of Operations and Financial Condition

On March 29, 2004, AXM Pharma, Inc. held a conference call discussing our year-end results and current events of AXM Pharma. A transcript of the conference call is attached hereto as Exhibit 99.1 and a press release regarding our financial results for the fiscal year ended December 31, 2003 is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

By:  /s/ Peter Cunningham
     --------------------
         Peter Cunningham
         President, CEO